Exhibit 32.2
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                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the quarterly report on Form 10-Q of Aurum, Inc. (the "Company") for the three and nine months ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Peter Lee, Chief Financial Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:    September 13, 2010

                                              /s/ Peter Lee
                                             -----------------------------------
                                             Peter Lee
                                             Secretary and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


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